SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                       |X|
Filed by a party other than the Registrant    |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement           |_|  Confidential, for Use of the
|X|  Definitive Proxy Statement                 Commission Only (as permitted by
|_|  Definitive Additional Materials            Rule 14a-6(e)(2))
|_|  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            NANOMETRICS INCORPORATED
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)   Title of each class of securities to which transactions applies:
      (2)   Aggregate number of securities to which transactions applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount previously paid:
(2)   Form, Schedule or Registration Statement No.:
(3)   Filing party:
(4)   Date filed:

                           NANOMETRICS INCORPORATED

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Nanometrics Incorporated, a California corporation (the "Company"), will be held on Wednesday, May 14, 2003 at 1:30 p.m., local time, at the principal offices of the Company located at 1550 Buckeye Drive, Milpitas, California 95035, for the following purposes:

      1. To elect five directors to serve until the next Annual Meeting of Shareholders or until their successors are elected.

      2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

      3. To approve the adoption of the Company's 2003 Employee Stock Purchase Plan and the reservation of 750,000 shares of common stock for issuance thereunder.

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only shareholders of record at the close of business on April 1, 2003 are entitled to notice of and to vote at the meeting and any adjournment thereof.

      All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                        Sincerely,
                                        Vincent J. Coates
                                        Secretary

Milpitas, California
April 17, 2003

                            NANOMETRICS INCORPORATED
                                 PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Nanometrics Incorporated (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Wednesday, May 14, 2003 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company located at 1550 Buckeye Drive, Milpitas, California 95035. The Company's telephone number at that address is (408) 435-9600.

      These proxy solicitation materials were mailed on or about April 17, 2003 to all shareholders entitled to vote at the meeting. A copy of the Company's 2002 Annual Report on Form 10-K accompanies this Proxy Statement. The Company's 2002 Annual Report on Form 10-K is also available on the Security and Exchange Commission's website at www.sec.gov.

Record Date and Shares Outstanding

      Shareholders of record at the close of business on April 1, 2003 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 12,006,641 shares of common stock of the Company, no par value (the "Common Stock"), were issued and outstanding. For information concerning security ownership of management and beneficial owners of more than 5% of the outstanding Common Stock, see "Security Ownership of Management and Certain Beneficial Owners" below.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the meeting and voting in person.

Voting and Solicitation

      The candidates receiving the five highest vote totals will be elected to serve as directors. Every shareholder voting for the election of directors may
(i) cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder holds or (ii) distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share of Common Stock outstanding has one vote.

      The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.

Quorum; Abstentions: Broker Non-Votes

      The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting ("Votes Cast") with respect to such matter.

      While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

      Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

Deadline for Receipt of Shareholder Proposals

      The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the 2003 Annual Meeting. Shareholders are entitled to present proposals for action at the 2004 Annual Meeting if such proposals comply with the requirements of the proxy rules. Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2004 Annual Meeting must be received by the Company no later than December 19, 2003 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

      If a shareholder intends to submit a proposal at the 2004 Annual Meeting that is not intended to be included in the proxy statement and proxy, the shareholder must do so no later than March 3, 2004. The proxy holders will not be allowed to use their discretionary authority to vote on any proposals received after this date when such proposals are raised at the 2004 Annual Meeting.

Matters Not Required to be Submitted to Security Holders

      The Company is submitting to the shareholders the proposal to approve the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2003. Although the Company is not required to submit such proposal to a vote of the shareholders, the Company has done so in order to obtain shareholder ratification of the proposal. If the shareholders do not vote in favor of the appointment of Deloitte & Touche LLP, the Company will consider the selection of other auditors.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

      A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such director's successor has been elected and qualified.

      The names of the nominees and certain information about them are set forth below:

          Name of Nominee                         Age     Director Since
          ---------------                         ---     --------------
          Vincent J. Coates .................      78          1975
          Nathaniel Brenner .................      76          1986
          John D. Heaton ....................      43          1995
          Edmond R. Ward ....................      63          1999
          William G. Oldham .................      64          2000

      Vincent J. Coates has been Chairman of the Board since the Company was founded in 1975. He has been the Company's Secretary since February 1989. He has also served as Chief Executive Officer through April 1998 and President from the founding through May 1996, except for the period January 1986 through February 1987 when he served exclusively as Chief Executive Officer. Mr. Coates has also served as Chairman of the Board of Nanometrics Japan Ltd., a subsidiary of the Company, since its inception in November 1984. Prior to his employment at Nanometrics, Mr. Coates co-founded Coates and Welter Instrument Corporation, a designer of electron microscopes, the assets of which were subsequently acquired by Nanometrics. Mr. Coates also spent over twenty years working in engineering, sales and international operations for the Perkin-Elmer Corporation, a manufacturer of analytical instruments. In 1995, he received an award which recognized his contribution to the industry from Semiconductor and Equipment and Materials International, an industry trade organization.

      Nathaniel Brenner has served as a director of the Company since June 1986. In 1992, Mr. Brenner retired from Beckman Instruments, Inc., a provider of laboratory instrument systems, where, since 1976, he held the positions of Program Manager, Marketing Manager (Instruments) and General Manager (Spectroscopy).

      John D. Heaton has served as a director of the Company since July 1995. Since April 1998, he has been Chief Executive Officer of the Company. From May 1996 to April 1998, he served as the Company's President and Chief Operating Officer. Mr. Heaton has also served as President of Nanometrics Japan Ltd., a subsidiary of the Company, since January 1998. Beginning in 1978, Mr. Heaton served in various technical positions at National Semiconductor, a semiconductor manufacturer, prior to joining the Company in 1990.

      Edmond R. Ward has served as a director of the Company since July 1999. Beginning in January 2002, Mr. Ward has served as Chief Technical Officer of Unity Semiconductor, a semiconductor design and manufacturing company. Since April 1999, Mr. Ward has been a General Partner of Virtual Founders, a venture capital firm. From April 1992 to June 1997, Mr. Ward was the Vice President of Technology at Silicon Valley Group, Inc., a supplier of wafer processing equipment.

      William G. Oldham has served as a director of the Company since June 2000. Since 1964, Mr. Oldham has been a faculty member at the University of California, Berkeley, where he researches EUV and Maskless Lithography and, since 1996, has been the Director of the DARPA/SRC Research Network for Advanced Lithography. He has served as a consultant in various intellectual property matters and serves on the board of directors of Cymer, Inc., a supplier of light sources for deep ultraviolet (DUV) photolithography systems used in the manufacturing of semiconductors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

Security Ownership of Management and Certain Beneficial Owners

      The following table sets forth beneficial ownership of Common Stock of the Company as of April 1, 2003, by each director or nominee, by each of the Named Officers (as defined below), by all directors and Named Officers as a group, and by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock. Unless otherwise indicated, the address of each beneficial owner of 5% of the Company's Common Stock is 1550 Buckeye Drive, Milpitas, California 95035.

                                                                          Number of Shares of
                                                                              Common Stock         Percent of
                       Name of Beneficial Owner                          Beneficially Owned(1)       Total
                       ------------------------                          ---------------------     ----------
Vincent J. Coates(2) ................................................          3,376,274              28.1%
Wasatch Advisors, Inc.(3) ...........................................          1,627,217              13.6
 150 Social Hall Avenue
 Salt Lake City, UT 84111
FMR Corp.(4) ........................................................          1,186,400               9.9
 82 Devonshire Street
 Boston, MA 02109
Capital Group International, Inc.(5) ................................          1,110,780               9.3
 11100 Santa Monica Blvd.
 Los Angeles, CA 90025
John D. Heaton(6) ...................................................            193,335               1.6
Nathaniel Brenner(7) ................................................             65,299                 *
Edmond R. Ward(8) ...................................................             31,999                 *
Roger Ingalls, Jr. (9) ..............................................             24,000                 *
William Oldham(10) ..................................................             17,665                 *
Paul B. Nolan(11) ...................................................             11,666                 *
Papken Der Torossian(12) ............................................             18,333                 *
All Named Officers and directors as a group (8 persons)(13) .........          3,738,571              30.5

------------
      *     Represents less than 1% of outstanding shares of Common Stock.

      (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). The number of shares beneficially owned by a person includes shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 1, 2003. Such shares issuable pursuant to such options are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for the purposes of computing the percentage ownership of each other person.

      (2) Includes 3,376,154 shares of common stock held of record by the Vincent J. Coates Separate Property Trust, U/D/T dated August 7, 1981, for which Mr. Coates acts as trustee.

      (3) According to a Schedule 13G/A filed with the SEC on February 13, 2003, Wasatch Advisors, Inc. may be deemed to be the beneficial owner of 1,627,217 shares of common stock.

      (4) According to a Schedule 13G/A filed with the SEC on February 14, 2003, FMR Corp. ("FMR") may be deemed to be the beneficial owner of 1,186,400 shares of common stock.

      (5) According to a Schedule 13G/A filed with the SEC on February 11, 2003, Capital Group International, Inc. may be deemed to be the beneficial owner of 1,110,780 shares of common stock.

      (6) Includes 150,000 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 2003.

      (7) Includes 35,300 shares of common stock held of record by The N and J Brenner Living Trust Dated March 19, 1990, for which Mr. Brenner and his wife act as trustees, and 29,999 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 2003.

      (8) Includes 29,999 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 2003.

      (9) Includes 19,000 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 2003.

      (10) Includes 16,665 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 2003.

      (11) Includes 6,666 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 2003.

      (12) Includes 15,000 shares of common stock held of record by UBS Paine Webber on behalf of the Papken S. Der Torossian and Clara E. Der Torossian, Family Revocable Living Trust Dated April 24, 1992 and 3,333 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 2003. Mr. Der Torossian resigned from the Board of Directors in March of 2003.

      (13) Includes 255,662 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 2003.

Board Meetings and Committees

      The Board of Directors held meetings (or acted by written consent) a total of five times during fiscal 2002. During fiscal 2002, no incumbent directors attended less than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of committees, if any, upon which such directors served. The Company maintains standing committees overseeing audits, compensation and stock option grants. The Company does not have a standing nominating committee.

      Audit Committee. The Audit Committee of the Board of Directors reviews and monitors the corporate financial reporting as well as the internal and external audits of the Company, including among other things, the Company's internal audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent auditors, and the Company's compliance with legal matters that may have a significant impact on the Company's financial reports. In addition, the Audit Committee has the responsibility to consider and recommend the employment of, and to review fee arrangements with, the Company's independent auditors. The Audit Committee also monitors transactions between the Company and its officers, directors and employees for any potential conflicts of interest. The Board of Directors adopted a written charter for the Audit Committee on March 27, 2001. The Audit Committee met (or acted by written consent) four times during fiscal 2002.

      The members of the Audit Committee during fiscal 2002 were Papken S. Der Torossian, Nathaniel Brenner and Edmond R. Ward. Mr. Der Torossian was elected to replace William Oldham on the Audit Committee on February 27, 2002. At that time, he was elected to be the Chairman of the Audit Committee and served in that capacity until February 26, 2003. Mr. Der Torossian resigned from the Audit Committee in March 2003. The Company is actively seeking a third Audit Committee member to fill the vacancy left by Mr. Der Torossian. Currently, Mr. Ward is the Chairman of the Audit Committee. Messrs. Brenner and Ward are "independent directors" as that term is defined under the applicable National Association of Securities Dealers' ("NASD") listing standards.

      Compensation/Stock Option Committee. On May 15, 2002, the Compensation Committee and Stock Option Committee were combined into the Compensation/Stock Option Committee of the Board of Directors. The Compensation/Stock Option Committee now performs the functions of the formerly separate Compensation Committee and Stock Option Committee.

      The Compensation Committee, now the Compensation/Stock Option Committee, reviews and makes recommendations to the Board of Directors regarding the Company's compensation policy and all forms of compensation to be provided to certain of the executive officers of the Company. Prior to May 15, 2002, the members of the Compensation Committee were Nathaniel Brenner and Papken S. Der Torossian. The Compensation Committee did not meet as a separate committee in 2002 prior to May 15, 2002.

      The Stock Option Committee, now the Compensation/Stock Option Committee, is responsible for approving the grant of stock options to the Company's employees under the Company's 2000 Employee Stock Option Plan and 2002 Nonstatutory Stock Option Plan. Prior to May 15, 2002, the members of the

Stock Option Committee were Edmond Ward and Nathaniel Brenner. The Stock Option Committee met (or acted by written consent) as a separate committee four times prior to May 15, 2002.

      As of May 15, 2002, the current members of the combined Compensation/Stock Option Committee were Nathaniel Brenner, Edmond Ward and Papken S. Der Torossian. Mr. Der Torossian resigned from the Compensation/Stock Option Committee in March 2003. Mr. Brenner is the Chairman of the committee. The combined Compensation/Stock Option Committee met (or acted by written consent) eight times during fiscal 2002.

Compensation/Stock Option Committee Interlocks and Insider Participation

      No member of the Compensation/Stock Option Committee of the Company's Board of Directors serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation/Stock Option Committee.

Board Compensation

      Directors who are not also employees of the Company receive an annual retainer fee of $5,000 plus $1,000 for each Board of Directors and committee meeting attended (unless the Board of Directors and committee meetings take place on the same day, in which case such directors receive a $1,000 fee) and are eligible to participate in the Company's 2000 Directors' Stock Option Plan.

Equity Compensation Plan Information

      The  following  table   summarizes   information   regarding  the  various
stock-based compensation plans under which the Company was authorized to issue equity securities as of December 31, 2002.

                                                                                                       Number of securities
                                                                                                      remaining available for
                                          Number of securities to be    Weighted-average exercise      future issuance under
                                            issued upon exercise of        price of outstanding      equity compensation plans
                                             outstanding options,         options, warrants and        (excluding securities
                                              warrants and rights                 rights             reflected in column (a))
              Plan category                           (a)                          (b)                          (c)
              -------------               --------------------------    -------------------------    -------------------------
Equity compensation plans approved
   by security holders(1) ..............           1,410,594                     $ 14.27                   2,044,969(2)
Equity compensation plans not
   approved by security holders(3) .....                  --                          --                   1,200,000
                                                   ---------                     -------                   ---------
   Total ...............................           1,410,594                     $ 14.27                   3,244,969
                                                   =========                     =======                   =========

------------
(1) Consists of the 1991 Stock Option Plan, as amended, the 1991 Directors' Stock Option Plan, the 2000 Stock Option Plan, as amended, and the 2000 Directors' Stock Option Plan. The Company no longer issues options under the 1991 Stock Option Plan, as amended, or the 1991 Directors' Stock Option Plan.

(2) No shares remain available for future issuance under the 1986 Employee Stock Purchase Plan, as amended. The Board of Directors terminated the plan effective September 28, 2002.

(3) Consists of the Company's 2002 Nonstatutory Stock Option Plan. Pursuant to the plan, the Company may grant options to acquire up to 1,200,000 shares of common stock to employees and consultants at prices determined by the administrator at the date of grant. These options generally expire seven years from the date of grant, or a shorter term as provided in their respective stock option agreements, and become exercisable in accordance with the vesting set forth in their respective stock option agreements. The Company did not issue any options pursuant to the 2002 Nonstatutory Stock Option Plan in fiscal 2002.

Compensation of Executive Officers

      The following table sets forth the compensation paid by the Company during the past three fiscal years to (i) the Chief Executive Officer of the Company during the last fiscal year, (ii) each of the four most highly compensated executive officers (or such lesser number of executive officers as the Company may have) of the Company not serving as Chief Executive Officer and (iii) up to an additional two individuals that would have been included under item (ii) but for the fact that the individuals were not serving as executive officers at the end of the last completed fiscal year (collectively, the "Named Officers"):

                           Summary Compensation Table

                                                                                              Long Term
                                                                                            Compensation
                                                        Annual Compensation                    Awards
                                              ----------------------------------------   ------------------
                                                                                             Securities
                                                                                             Underlying
                    Name                       Fiscal Year       Salary        Bonus         Options (#)
-------------------------------------------   -------------   ------------   ---------   ------------------
John D. Heaton ............................       2002         $ 343,800      $   --           275,000(1)
 President and Chief Executive Officer            2001           344,299       46,551              --
                                                  2000           303,146       70,385          250,000
Vincent J. Coates .........................       2002         $ 204,800      $   --               --
 Chairman of the Board and Secretary              2001           204,800          --               --
                                                  2000           204,800          --               --
Roger Ingalls Jr. .........................       2002         $ 201,834      $   --            25,000(1)
 Vice President of Sales                          2001           234,089       19,802              --
                                                  2000           225,779       38,982           10,000
Paul B. Nolan .............................       2002         $ 162,234      $   --            50,000
 Vice President and Chief Financial Officer       2001           152,561       18,480              --
                                                  2000           137,619       35,023           10,000

------------
(1) The stock options were cancelled on December 16, 2002 in connection with the Company's offer to exchange certain outstanding options to purchase shares of the Company's common stock for new options. The Company expects to grant such new options on or about June 17, 2003 at the then-current market price of the Company's common stock at such time.

Stock Options Granted in the Fiscal Year Ended December 31, 2002

      The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2002 to each of the Named Officers. All options were granted under the Company's 2000 Stock Option Plan.

      The potential realizable value amounts in the last two columns of the following chart represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the SEC and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder's continued employment through the vesting period.

                        Option Grants in Last Fiscal Year

                                                  Individual Grants
                              ---------------------------------------------------------
                                Number of     % of Total                                   Potential Realized Value at
                               Securities       Options                                      Assumed Annual Rates of
                               Underlying     Granted to                                  Stock Price Appreciation for
                                 Options       Employees      Exercise                             Option Term
                                 Granted       in Fiscal        Price       Expiration    -----------------------------
            Name                 (#)(1)         Year(2)        ($/Sh)          Date           5% ($)         10% ($)
---------------------------   ------------   ------------   ------------   ------------   -------------   -------------
John D. Heaton ............     200,000           22.1%      $   19.69        5/15/09      $1,603,161      $3,736,048
John D. Heaton ............      75,000            8.3            5.72        8/14/09         174,646         407,000
Vincent J. Coates .........         --              --              --            --              --              --
Roger Ingalls Jr. .........      25,000            2.8            6.33        8/12/09          64,424         150,134
Paul B. Nolan .............      10,000            1.1           14.75        6/10/09          60,047         139,936
Paul B. Nolan .............      40,000            4.4            6.33        8/12/09         103,078         240,215

------------

(1) All options granted to the Named Officers in fiscal 2002 were granted at exercise prices equal to the fair market value of the Company's common stock on the dates of grant. Historically, options granted become exercisable at the rate of 33% on the first anniversary date of the option grant and 33% of the option shares become exercisable each full year thereafter, such that full vesting occurs three years after the date of grant. Options lapse after 7 years or 90 days after termination of employment.

(2) Based on 907,100 options granted during the fiscal year ended December 31, 2002.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

      The following table sets forth the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Officers at December 31, 2002. None of the Named Officers exercised stock options during fiscal 2002.


                                                             Number of Securities
                                                           Underlying Unexercisable       Value of Unexercised In-
                                                              Options at Fiscal             the-Money Options at
                                Shares         Value             Year-End (#)             Fiscal Year-End ($)(2)(3)
                              Acquired on    Realized   ------------------------------  -----------------------------
            Name             Exercise (#)     ($)(1)     Exercisable    Unexercisable    Exercisable    Unexercisable
--------------------------- --------------  ----------  -------------  ---------------  -------------  --------------
John D. Heaton ............       --           $ --        150,000               0           $ --           $ --
Vincent J. Coates .........       --             --            --               --             --             --
Roger Ingalls Jr. .........       --             --         19,000               0             --             --
Paul B. Nolan .............       --             --          6,666          53,334             --             --

------------
(1) The value realized upon exercise is (i) the fair market value of the Company's common stock on the date of exercise, less the option exercise price per share, multiplied by (ii) the number of shares underlying the options exercised.

(2) The value of unexercised options is (i) the fair market value of the Company's common stock on December 31, 2002 ($4.19 per share), less the option exercise price of in-the-money options, multiplied by (ii) the number of shares underlying such options.

(3) None of the individuals listed held unexercised in-the-money options at the end of fiscal 2002.

Certain Transactions

      Pursuant to the terms of an agreement dated May 1, 1985 between the Company and Vincent J. Coates, the Chairman of the Board of the Company, the terms of which were then amended and restated in August 1996 and again effective April 1998, the Company is obligated, in the event Mr. Coates is required to resign as Chairman of the Board under certain circumstances, including a change of control, to continue to pay Mr. Coates his salary and benefits for five years from the date of such resignation.

      In April 1998, the Company entered into an agreement with John D. Heaton under which the Company agreed to pay Mr. Heaton his usual annual salary (excluding bonuses) for a period of one year from the date that he is required or requested for any reason not involving good cause, including a change of control, to involuntarily relinquish his positions with the Company as Chief Executive Officer, President and Director. If Mr. Heaton leaves the Company voluntarily or if he is asked to leave under certain circumstances, no such severance payment is required.

      On October 1, 2001, Mr. Heaton issued a promissory note to the Company in the principal amount of approximately $301,000 in a transaction designed to provide Mr. Heaton with funds to meet personal needs. The note bears interest at a rate of 6% and shall become due and payable upon the earlier of (i) 90 days after the termination of Mr. Heaton's employment with the Company or (ii) October 1, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NASDAQ National Market. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that during fiscal 2002, its executive officers, directors and greater than ten percent shareholders complied with all applicable filing requirements.

Report of the Audit Committee of the Board of Directors

      The following is the report of the Audit Committee of the Board of Directors describing its review of materials and determinations with respect to the Company's auditors and financial statements for the fiscal year ended December 31, 2002. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

      In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2002, the Audit Committee met (or acted by written consent) four times, and the Audit Committee chairman, as representative of the committee, discussed the interim financial information contained in quarterly earnings announcements with the Chief Financial Officer and independent auditors prior to public release.

      The Audit Committee received from the Company's independent auditors a formal written statement, consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," which describes all relationships between the auditors and the Company that, in the auditors' professional opinion, might reasonably be thought to bear on the auditors' independence. The Audit Committee discussed with the auditors these relationships and satisfied itself as to the auditors' independence.

      The Audit Committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the Company's financial statements.

      Additionally, the Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2002 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

      Based on the foregoing review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Nathaniel Brenner
Edmond R. Ward

Report of the Compensation/Stock Option Committee of the Board of Directors

      The following is the report of the Compensation/Stock Option Committee of the Board of Directors describing compensation policies and rationales applicable to certain of the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 2002. The information contained in such report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

      General. The Compensation/Stock Option Committee is responsible for making recommendations to the Board of Directors with respect to cash compensation levels for certain of the Company's executive officers. During 2002, the Compensation/Stock Option Committee also was responsible for determining levels of equity-based compensation for the Company's employees.

      Compensation Philosophy. The Compensation/Stock Option Committee makes recommendations as to the salaries of certain of the executive officers by considering (i) the salaries of executive officers in similar positions at comparably-sized peer companies, (ii) the Company's financial performance over the past year based upon revenues and operating results and (iii) the achievement of individual performance goals related to each executive officer's duties and areas of responsibility. The Compensation/Stock Option Committee makes recommendations as to the levels of cash bonuses awarded to certain of the Company's executive officers and views such bonuses as being an integral part of its performance based compensation program. Such bonuses are based on Company profits and are determined as a percentage of the officer's salaries.

      Equity-Based  Compensation.  The Compensation/Stock Option Committee views stock options as an important part of its long-term, performance-based compensation program. The Compensation/Stock Option Committee grants stock options to all employees of the Company under the Company's 2000 Stock Option Plan and 2002 Nonstatutory Stock Option Plan based upon the committee's estimation of each employee's contribution to the long-term growth and profitability of the Company. The 2000 Stock Option Plan is intended to provide additional incentives to the executive officers to maximize shareholder value. Options are granted under the 2000 Stock Option Plan and the 2002 Nonstatutory Stock Option Plan at the then-current market price and are generally subject to three-year vesting periods to encourage key employees to remain with the Company.

      Compensation of the President and Chief Executive Officer. The compensation of the Company's President and Chief Executive Officer was based upon the same criteria described above. Due to economic conditions, the Compensation/Stock Option Committee felt that an increase to the base salary of the President and CEO would not be appropriate. Additionally, no management bonuses, which are based on profits, were paid in 2003.

Nathaniel Brenner
Edmond R. Ward

Performance Graph

      Set forth below are two line graphs; one comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the NASDAQ Stock Market Index and the RDG Technology Composite Index for the period commencing on January 1, 1998 and ending on December 31, 2002 and the other comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the NASDAQ Stock Market Index and the J.P. Morgan H&Q Technology Index (the "H&Q Index") for the period commencing on January 1, 1997 and ending on December 31, 2001. In each case, the results are shown based on a $100 investment in the stock or index with any dividends reinvested. The H&Q Index, which we presented in our 2001 Proxy Statement, was discontinued in 2002. As a result, we have included both graphs in the interest of additional disclosure.

      The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
        AMONG NANOMETRICS INCORPORATED, NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE RDG TECHNOLOGY COMPOSITE INDEX

   [The following table was depicted as a line chart in the printed material]

                                                                   Cumulative Total Return
                                       -------------------------------------------------------------------------------
                                          12/97         12/98        12/99         12/00         12/01         12/02
                                       -----------   ----------   -----------   -----------   -----------   ----------
NANOMETRICS INCORPORATED ...........       100.00        95.42        245.80        168.71        236.95        51.18
NASDAQ STOCK MARKET (U.S.) .........       100.00       140.99        261.48        157.40        124.87        86.38
RDG TECHNOLOGY COMPOSITE ...........       100.00       176.28        348.72        215.64        157.63        93.01

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                         AMONG NANOMETRICS INCORPORATED,
              THE NASDAQ STOCK MARKET (U.S.) INDEX, THE J.P. MORGAN
          H&Q TECHNOLOGY INDEX, AND THE RDG TECHNOLOGY COMPOSITE INDEX

   [The following table was depicted as a line chart in the printed material]

                                                               Cumulative Total Return
                                  ---------------------------------------------------------------------------------
                                     12/96         12/97         12/98         12/99         12/00         12/01
                                  -----------   -----------   -----------   -----------   -----------   -----------
NANOMETRICS INCORPORATED ........     100.00        172.37        164.47        423.68        290.80        408.42
NASDAQ STOCK MARKET (U.S.) ......     100.00        122.49        172.70        320.28        192.80        152.96
J.P. MORGAN H&Q TECH. INDEX .....     100.00        117.24        182.36        407.27        263.28        181.99
RDG TECHNOLOGY COMPOSITE ........     100.00        128.12        225.86        446.80        276.29        201.96

                                 PROPOSAL NO. 2

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

      The Board has appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003. Deloitte & Touche LLP has audited the Company's financial statements since fiscal 1991.

      Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit Fees

      The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2002 and for reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $264,239.

Financial Information Systems Design and Implementation Fees

      The Company did not engage Deloitte & Touche for professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees

      The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2002 were $222,255 and included tax compliance and tax consulting services.

      The Audit Committee has considered the fees received by Deloitte & Touche for the provision of financial information systems design and implementation services and other services are compatible with maintaining the accountant's independence before recommending Deloitte & Touche as the independent auditor for the next fiscal year.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                                 PROPOSAL NO. 3

           ADOPTION OF THE COMPANY'S 2003 EMPLOYEE STOCK PURCHASE PLAN
             AND THE RESERVATION OF 750,000 SHARES OF THE COMPANY'S
                      COMMON STOCK FOR ISSUANCE THEREUNDER

      As of April 1, 2003, the Board of Directors of the Company (the "Board") adopted the 2003 Employee Stock Purchase Plan (the "Purchase Plan"), subject to the approval of the Company's shareholders. The Purchase Plan is intended to replace the Company's 1986 Employee Stock Purchase Plan, as amended through March 1998 (the "1986 Purchase Plan"), which was terminated by the Board effective September 28, 2002. Shareholders are being asked to approve the adoption of the Purchase Plan and the reservation of 750,000 shares thereunder. The fair market value of the Common Stock as of April 8, 2003 was $3.99 per share.

      The Board believes that the Purchase Plan has been important to the Company's efforts to encourage employee equity participation and increase worker retention by aligning employee interests with those of the shareholders. The Board is pleased with the success of the 1986 Purchase Plan in increasing the level of employee interest in the Company's stock price, and believes that the offer of equity incentives to all employees has been a key factor in the Company's overall financial performance. As of December 31, 2002, no shares of Common Stock were available for issuance under the Company's 1986 Purchase Plan.

      The following is a summary description of the Purchase Plan under which no shares have yet been granted. However, this summary is not a complete description of all the provisions of the Purchase Plan, and is qualified in its entirety by the specific language of the Purchase Plan.

Summary of the Purchase Plan

      General. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions.

      Administration. The Purchase Plan may be administered by the Board or a committee appointed by the Board (the "Administrator"). All questions of interpretation or application of the Purchase Plan are determined by the Administrator, and its decisions are final, conclusive and binding upon all participants.

      Eligibility. Each employee of the Company (including officers), whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in the Purchase Plan; provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. As of December 31, 2002, the Company had 305 employees, all of whom were eligible to participate in the Purchase Plan.

      Offering Period. The Purchase Plan is implemented by consecutive offering periods lasting approximately six months in duration with a new offering period commencing on the first trading day (as defined in the Purchase Plan) on or after the last day of the Company's first and third fiscal quarters of each year. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation. Compensation is defined as regular straight time gross earnings, but exclusive of commissions, overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. Once an employee becomes a participant in the Purchase Plan, Common Stock will automatically be purchased under the Purchase Plan at the end of each offering period, unless the participant withdraws or terminates employment earlier, and the employee will automatically participate in each successive offering period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates.

      Purchase Price. The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of the offering period or (ii) 85% of the fair market value of a share of Common Stock on the last day of the offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq National Market for such date.

      Payment of Purchase Price; Payroll Deductions. Payment for the shares is accumulated by payroll deductions throughout the offering period. The number of shares of Common Stock a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price. However, a participant may not purchase during an offering period more than 5,000 shares during any offering period. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

      All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account other than through payroll deductions.

      Withdrawal. A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

      Termination of Employment. Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

      Adjustments Upon Changes in Capitalization. In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, appropriate adjustments will be made by the Administrator in the shares subject to purchase and in the price per share under the Purchase Plan. In the event of liquidation or dissolution of the Company, the offering periods then in progress will be shortened, a new exercise date will be set and the offering period will terminate immediately prior to the consummation of such event unless otherwise provided by the Administrator.

      In the event of a sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation, or other change of control of the Company, the successor corporation will assume or substitute for each outstanding option. In the event the successor corporation refuses to assume or substitute for the options, the offering period then in progress will be shortened and a new exercise date will be set. In such event, the Administrator shall notify each participant at least ten (10) business days prior to the new exercise date.

      Amendment and Termination. The Administrator may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Shareholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The Purchase Plan will continue in effect until terminated by the Administrator in accordance with the Purchase Plan.

      Certain Federal Income Tax Information. The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. This summary is not exhaustive and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

      The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period for the shares. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the applicable offering period and more than one (1) year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period for the shares. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Participation in the Purchase Plan

      Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Non-employee directors are not eligible to participate in the Purchase Plan. Accordingly, future purchases under the Purchase Plan are not determinable. However, purchases were made under the 1986 Employee Stock Purchase Plan, as amended through March 1998 (the "1986 ESPP"), in fiscal 2002.

      The following table sets forth certain information regarding shares purchased under the 1986 ESPP during fiscal 2002 for each of the executive officers named in the Summary Compensation Table, for all current executive officers as a group and for all other employees who participated in the Purchase Plan as a group:

                                New Plan Benefits
                        2003 Employee Stock Purchase Plan

                                  Name                                     Dollar Value ($)     Number of Units
-----------------------------------------------------------------------   ------------------   ----------------
John D. Heaton
 President and Chief Executive Officer ................................        $      0                   0
Vincent J. Coates
 Chairman of the Board and Secretary ..................................               0                   0
Roger Ingalls Jr.
 Vice President of Sales ..............................................               0                   0
Paul B. Nolan
 Vice President and Chief Financial Officer ...........................               0                   0
All current executive officers as a group (4 persons)(1) ..............               0                   0
All other employees (excluding executive officers) as a group .........         568,076             125,403

------------
(1) Executive officers were eligible to participate in the 1986 Employee Stock Purchase Plan, as amended; however, none of the Named Officers elected to do so in fiscal 2002.

Vote Required

      The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Meeting and entitled to vote will be required to approve the adoption of the Purchase Plan.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2003 EMPLOYEE STOCK PURCHASE PLAN AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                                  OTHER MATTERS

      The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                        THE BOARD OF DIRECTORS

Dated: April 17, 2003

--------------------------------------------------------------------------------
PROXY                       NANOMETRICS INCORPORATED
           This Proxy is Solicited on Behalf of the Board of Directors
                       2003 Annual Meeting of Shareholders
                                  May 14, 2003

      The undersigned shareholder(s) of Nanometrics Incorporated, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 17, 2003, and hereby appoints Vincent J. Coates and Paul B. Nolan, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Shareholders of Nanometrics Incorporated to be held on Wednesday, May 14, 2003 at 1:30 p.m., local time, at the principal offices of the Company located at 1550 Buckeye Drive, Milpitas, California, 95035 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1. ELECTION OF DIRECTORS:

|_| FOR all nominees listed below      |_| WITHHOLD AUTHORITY
    (except as indicated)                  to vote for all nominees listed below

      If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

Vincent J. Coates               Nathaniel Brenner                 John D. Heaton
                  Edmond R. Ward                 William G. Oldham

ITEM 2. Proposal to Ratify the Appointment of Deloitte & Touche LLP as Indpendent Auditors of the Company for the 2003 Fiscal Year.

                  |_| FOR     |_| AGAINST     |_| ABSTAIN

                  (Continued and to be signed, on reverse side)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Continued from other side)

ITEM 3. Proposal to Adopt the Company's 2003 Employee Stock Purchase Plan and Approve the Reservation of 750,000 Shares of Common Stock for Issuance under the Plan:

                  |_| FOR     |_| AGAINST     |_| ABSTAIN

      In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                         Typed or Printed Name(s)

                                         _______________________________________
                                                       Signature

                                         _______________________________________
                                                       Signature

                                         _______________________________________
                                                  Title, if applicable

                                         _______________________________________
                                            Type and number of shares owned

                                         Dated: __________________________, 2003

                                         This  proxy  should be  marked,  dated,
                                         signed by the shareholder(s) exactly as
                                         his  or her  name  appears  hereon  and
                                         returned   promptly  in  the   enclosed
                                         envelope.    Persons   signing   in   a
                                         fiduciary  capacity should so indicate.
                                         If shares are held by joint  tenants or
                                         as  community  property,   both  should
                                         sign.
--------------------------------------------------------------------------------